SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

(Name of Registrant as Specified In Its Charter) Fidelity Fixed-Income Trust

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FIDELITY HIGH INCOME FUND
FIDELITY INVESTMENT GRADE BOND FUND
FIDELITY SHORT-TERM BOND FUND
SPARTAN GOVERNMENT INCOME FUND
FUNDS OF
FIDELITY FIXED-INCOME TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity High Income Fund, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Spartan Government Income Fund (the funds), will be held at an office of Fidelity Fixed-Income Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on May 16, 2001, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To approve an amended management contract for Spartan Government Income Fund.

5. To amend each fund's fundamental investment limitation concerning underwriting.

6. To amend each fund's fundamental investment limitation concerninglending.

The Board of Trustees has fixed the close of business on March 19, 2001 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

March 19, 2001

Your vote is important - please return your proxy card promptly.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION		VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY FIXED-INCOME TRUST:

FIDELITY HIGH INCOME FUND

FIDELITY INVESTMENT GRADE BOND FUND

FIDELITY SHORT-TERM BOND FUND

SPARTAN GOVERNMENT INCOME FUND

TO BE HELD ON MAY 16, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Fixed-Income Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity High Income Fund, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Spartan Government Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on May 16, 2001 at 9:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 23, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $___ (Fidelity High Income Fund), $___ (Fidelity Investment Grade Bond Fund), $___ (Fidelity Short-Term Bond Fund), and $___ (Spartan Government Income Fund), respectively. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $___ (Fidelity High Income Fund), $___ (Fidelity Investment Grade Bond Fund), $___ (Fidelity Short-Term Bond Fund), and $___ (Spartan Government Income Fund). If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses do not exceed Fidelity Short-Term Bond Fund's existing annual expense cap of 0.63% (except for Spartan Government Income Fund), whose expenses will be borne by FMR. Expenses exceeding each fund's expense cap will be paid by FMR. The funds (FMR for Spartan Government Income Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, and FMR Co., Inc. (FMRC), subadviser to Fidelity High Income Fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Spartan Government Income Fund, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyana JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan and Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan are also subadvisers to Fidelity High Income Fund, Fidelity Investment Grade Bond Fund, and Fidelity Short-Term Bond Fund.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund of the trust issued and outstanding as of January 31, 2001 are indicated in the following table:

Fidelity High Income Fund
Fidelity Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Spartan Government Income Fund

[As of January 31, 2001, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each/the fund(s) on January 31, 2001 was as follows:]

[FMR has advised the trust that for Proposals ___ contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.]

Shareholders of record at the close of business on March 19, 2001 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of each fund's annual report for the fiscal year ended April 30, 2000 and the semiannual report for the fiscal period ended October 31, 2000 call 1-800-544-3198 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: A plurality of all votes cast at the Meeting is sufficient to approve Proposal 3. Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposals 4 through 6 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate funds. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Funds	Page
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	All
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.	All
3.	To elect as Trustees the 14 nominees presented in Proposal 3.	All
4.	To approve an amended management contract for Spartan Government Income Fund that would reduce the management fee.	Spartan Government Income Fund
5.	To amend the underwriting limitation to exclude "securities of other investment companies" from the limit.	All
6.	To amend the lending limitation to restrict lending to certain securities and debt instruments.	All

1. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VIII, SECTION 4 OF THE DECLARATION OF TRUST.

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XII, Section 7 of the Declaration of Trust and applicable laws, the Trustees modified a provision in the Declaration of Trust to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Notwithstanding their authority to amend the Declaration of Trust, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VIII, Section 4 of the Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VIII, Section 4 will remain in the Declaration of Trust as presented above. If the proposal is not approved, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an amended and restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity funds organized as Massachusetts business trusts going forward.

The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Under the Current Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Declaration of Trust, any amendment that would alter the maximum number of Trustees, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Declaration of Trust. On September 6, 2000, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in three significant ways.

Number of Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. Under the Current Declaration of Trust and the New Declaration of Trust the number of Trustees cannot be changed without shareholder approval.

Mergers, Consolidations, Incorporations, Reorganizations. The New Declaration of Trust explicitly allows the Trustees to authorize the merger, consolidation, incorporation or reorganization of a class or a portion of the trust or a series or class thereof in addition to the merger, consolidation, incorporation or reorganization of the whole trust or a series thereof. Providing the Trustees with additional flexibility with respect to classes and a portion of the trust or its series or classes will allow the Trustees to respond more quickly to changes without the cost of an additional shareholder meeting. The Trustees already have this authority with respect to the trust and its series.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

In addition, the New Declaration of Trust explicitly allows the Trustees to effect mergers, consolidations, incorporations, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

Initial Approval of Management Contracts. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission (SEC). The Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Declaration of Trust would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect. Please note that, notwithstanding approval of Proposal 2, if Proposal 1 is not approved, the Trustees will execute an amended and restated Declaration of Trust that eliminates Section 4 of Article VIII.

3. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. Pursuant to the provisions of the Declaration of Trust of Fidelity Fixed-Income Trust, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 2). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy card will be voted for the election as Trustees of the fourteen nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Trustees will continue to be fixed at twelve and the enclosed proxy card will be voted for all nominees listed below except for Abigail P. Johnson and William S. Stavropoulos, unless such authority has been withheld in the proxy card.

Except for Ms. Johnson and Mr. Stavropoulos, all nominees named below are currently Trustees of Fidelity Fixed-Income Trust and have served in that capacity continuously since originally elected or appointed. Ned C. Lautenbach was selected by the trust's Nominating and Administration Committee (see page ___) and was appointed to the Board in January1 , 2000. Ms. Johnson is currently a Member of the Advisory Board of the Trust. Ms. Johnson and Mr. Stavropoulos were selected by the Trust's Nominating and Administration Committee and were appointed as Members of the Advisory Board on April 1, 1999 and November 1, 2000, respectively. Except for Edward C. Johnson 3d and Ms. Johnson, none of the nominees are related to one another. Ms. Johnson is Mr. Johnson's daughter. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for J. Michael Cook, Robert M. Gates, Ms. Johnson, Marie K. Knowles, Mr. Lautenbach, William O. McCoy, Robert C. Pozen, and Mr. Stavropoulos, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Messrs. Gates, McCoy, and Pozen are currently Trustees of 55 registered investment companies advised by FMR. Messr. Lautenbach is currently a Trustee of 53 registered investment companies advised by FMR. Messr. Cook and Ms. Knowles are currently Trustees of 7 registered investment companies advised by FMR. Ms. Johnson and Mr. Stavropoulos are currently Trustees of one registered investment company advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those fourteen nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation **	Year of Election or Appointment
J. Michael Cook (58)

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		2001
Ralph F. Cox (68)

President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis (69)	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates (57)

A consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

		1997
*Abigail P. Johnson (39)	Member of the Advisory Board of Fidelity Fixed-Income Trust (1999), Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR (1997) and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.	--
*Edward C. Johnson 3d (70)

President of Fidelity High Income Fund, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Spartan Government Income Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail P. Johnson is Mr. Johnson's daughter.

		1984
Donald J. Kirk (68)

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

		1987
Marie L. Knowles (54)

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		2001
Ned C. Lautenbach (57)

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (global communications equipment). He is also Co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch (58)

Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

		1990
Marvin L. Mann (68)	Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).	1993
William O. McCoy (67)

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of TeraGlobal Communications Corporation (integrated voice, video and data networking, 1999), Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
*Robert C. Pozen (54)

Senior Vice President of Fidelity High Income Fund, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Spartan Government Income Fund (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

		1997
Nominee (Age)	Principal Occupation **	Year of Election or Appointment
William S. Stavropoulos (62)

Member of the Advisory Board of Fidelity Fixed-Income Trust (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

		--

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of January 31, 2001 the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended April 30, 2000. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Ms. Knowles are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended April 30, 2000, the committee held eleven meetings.

The trust's Nominating and Administration Committee is currently composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended April 30, 2000, the committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the trust for his or her services for the fiscal year ended April 30, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from High IncomeB	Aggregate Compensation from Investment Grade BondB	Aggregate Compensation from Short-Term BondB,C,D	Aggregate Compensation from Spartan Government IncomeB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$0	$ 0	$ 0	$0	$ 0
Abigail P. Johnson**	$0	$ 0	$ 0	$0	$ 0
J. Michael Cook***	$155	$ 103	$ 64	$22	$ 0
Ralph F. Cox	$904	$ 590	$ 354	$153	$ 217,500
Phyllis Burke Davis	$889	$ 579	$ 350	$149	$ 211,500
Robert M. Gates	$904	$ 590	$ 354	$153	$ 217,500
Donald J. Kirk	$905	$ 590	$ 355	$153	$ 217,500
Marie K. Knowles****	$0	$ 0	$ 0	$0	$ 0
Ned C. Lautenbach	$521	$ 337	$ 213	$79	$ 54,000
Peter S. Lynch**	$0	$ 0	$ 0	$0	$ 0
Marvin L. Mann	$910	$ 594	$ 357	$154	$ 217,500
William O. McCoy	$892	$ 582	$ 349	$151	$ 214,500
Gerald C. McDonough*****	$1,126	$ 734	$ 442	$190	$ 269,000
Robert C. Pozen**	$0	$ 0	$ 0	$0	$ 0
William S. Stavropoulos******	$0	$ 0	$ 0	$0	$ 0
Thomas R. Williams*****	$885	$ 577	$ 347	$149	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the fund and Interested Advisory Board Members are compensated by FMR.

*** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

**** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

***** Messrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

****** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

A Information is for the calendar year ended December 31, 1999 for 236 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; Donald J. Kirk, $75,000; Marvin L. Mann, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $353; Phyllis Burke Davis, $353;Robert M. Gates, $353; Donald J. Kirk, $353; Ned C. Lautenbach, $128; William O. McCoy, $353; Gerald C. McDonough, $425; Marvin L. Mann, $353; and Thomas R. Williams, $353.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $242; Ned C. Lautenbach, $56; William O. McCoy, $242; and Thomas R. Williams $242.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN GOVERNMENT INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract would reduce the management fee from 0.65% to 0.60% of the fund's average daily net assets, resulting in a net decrease of 0.05% of the average daily net assets. The Amended Contract also includes a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. The Amended Contract will result in a management fee that is lower than the fee payable under the Present Contract. The proposed 0.05% reduction in the management fee rate was voluntarily adopted on June 27, 1998. (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

Proposed Amendments to the Present Management Contract. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 2 on page __. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Spartan Government Income Fund" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on June 1, 2001 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2001, and thereafter only as long as its continuance is approved at least annually as above.

Current Management Fee. The fund's management fee is an annual percentage of the fund's average daily net assets, calculated and paid monthly. Under the Present Contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.65% of the fund's average net assets. FMR pays all the expenses involved in the operation of the fund, with the following exceptions: taxes; the fees and expenses of the Independent Trustees; brokerage fees and commissions; interest expenses with respect to borrowings by the fund; and such non-recurring and extraordinary expenses as may arise, including the costs of any litigation to which the fund may be a party, and any obligation the fund may have to indemnify its officers and Trustees with respect to litigation. The fund's management fee is reduced by the amount of compensation that the fund pays to the Independent Trustees.

Modification to Management Fee. The Amended Contract for the fund would reduce the management fee from 0.65% to 0.60% of the fund's average daily net assets, resulting in a net decrease of 0.05%. The proposed reduction in the management fee rate was voluntarily adopted by FMR on June 27, 1998.

Comparison of Management Fees. The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended January 31, 2001 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference
$3,995,650	$3,688,172	(7.70)%

* Does not reflect voluntary adoption of management fee reduction by FMR on June 27, 1998.

Transactions With Brokers-Dealers. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.

The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the SEC, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.

Modification of Management Contract Amendment Provisions. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 6, 2000. The Board of Trustees consider and approve twice a year portfolio transactions with broker-dealers who provide research services to the funds. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage firms that sell Fidelity fund shares, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

With regard to the section of the amended Management Contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the Management Contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that any potential economies of scale are being shared between fund shareholders and FMR in an appropriate manner.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modification to the management fee, that is the reduction of the management fee, the proposed modification to the Present Management Contract's amendment provisions and the addition of the discussion of FMR's ability to use brokers and dealers to execute portfolio transactions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Each fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities)."

The Trustees recommend that shareholders of each fund vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined; deleted language is [bracketed]):

"The fund may not underwrite securities issued by others, [(]except to the extent that the fund may be [deemed to be] considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities[)] or in connection with investments in other investment companies."

The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

6. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

Each fund's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements)."

The Trustees recommend that the shareholders of each fund vote to replace each fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined, deleted language is [bracketed]):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties [(but this limit], but this limitation does not apply to purchases of debt securities or to repurchase agreements[)], or to acquisitions of loans, loan participations or other forms of debt instruments."

The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

If shareholders approve the proposed fundamental investment limitation on lending set forth above, the Board intends to adopt the following non-fundamental limitation:

"The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)"

Loans and other forms of debt securities are used by issuers to borrow money. Purchasers of these securities depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitations will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Spartan Government Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page __.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Robert A. Dwight, Ms. Maria F. Dwyer, Thomas J. Simpson, Eric D. Roiter, Dwight D. Churchill, Stanley N. Griffith, David L. Murphy, Robert A. Lawrence, Frederick D. Hoff, Jr., Kevin E. Grant, Andrew J. Dudley, and Thomas J. Silvia, are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of John H. Costello, Robert A. Dwight, Maria F. Dwyer, Thomas J. Simpson and Andrew J. Dudley, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period May 1, 2000 through January 31, 2001, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

FIMM is a wholly-owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

Funds with investment objectives similar to Spartan Government Income Fund for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page __.

The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K. and FMR Far East; and a Director of FMRC. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR U.K., FMR Far East, and FMRC; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT OF SPARTAN GOVERNMENT INCOME FUND

The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposal 4.

The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from the fund pursuant to a Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

FMR is the fund's manager pursuant to a management contract dated November 1, 1989, which was approved by shareholders on October 18, 1989.

FMR is responsible for the payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services.

FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.65% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended April 30, 2000 from the fund were $3,221,311.

FMR may, from time to time, voluntarily agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. This arrangement can be discontinued by FMR at any time.

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse the fund to the extent its total operating expenses, as a percentage of its respective average net assets exceed 0.50%.

SUB-ADVISORY AGREEMENT OF SPARTAN GOVERNMENT INCOME FUND

On behalf of Spartan Government Income Fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM chooses certain investments for the fund. Under the sub-advisory agreement, dated January 1, 1999, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended April 30, 2000, FMR paid FIMM fees of $1,610,655 on behalf of Spartan Government Income Fund.

PORTFOLIO TRANSACTIONS OF SPARTAN GOVERNMENT INCOME FUND

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

FMR may place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

For the fiscal year ended April 30, 2000, Spartan Government Income Fund paid no brokerage commissions to affiliated brokers.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No.1, has confirmed to the Audit Committee that they are independent accountants with respect to the funds.

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services to the funds. FMR and the trust's Audit Committee have considered whether such services by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FUND-RELATED FEES

Audit Fees. For the fiscal year ended April 30, 2000, the approximate fee for professional services rendered for the audit of annual financial statements for each fund is shown in the table below.

Fidelity High Income Fund	$
Fidelity Investment Grade Bond Fund	$
Fidelity Short-Term Bond Fund	$
Spartan Government Income Fund	$

All Other Fees. For the fiscal year ended April 30, 2000, PricewaterhouseCoopers LLP was also paid approximately $___ for tax-related service rendered to the funds.

NON-FUND RELATED FEES

Financial Information Systems Design and Implementation Fees. For the fiscal year ended April 30, 2000, PricewaterhouseCoopers LLP was also paid approximately $___ for designing or implementing hardware or software systems on behalf of FMR, FMR Corp., the ultimate parent company of FMR, and FMR Corp. affiliates.

All Other Fees. For the fiscal year ended April 30, 2000, PricewaterhouseCoopers LLP was also paid approximately $___ for all other services rendered on behalf of FMR, FMR Corp., and FMR Corp. affiliates.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc, P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.

FORM OF

AMENDED AND RESTATED DECLARATION OF TRUST

FIDELITY FIXED-INCOME TRUST

AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 2000] _____________, 2001 by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; [and]

WHEREAS, this [T]trust was initially made on September 5, 1984 by [Edward C. Johnson 3d, Caleb Loring Jr., and Frank Nesvet in order to establish a trust for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

_________________________________________________

ARTICLE I

NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Fidelity Fixed-Income Trust."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

(e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to Fidelity Fixed-Income Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II

PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III

BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and [nonaccessible] nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV

THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than [twelve (12)] fourteen (14), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V

POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 hereof.

(j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI

EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to [a Majority Shareholder Vote,] applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

[DERIVATIVE ACTION]

DERIVATIVE ACTIONS

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX

CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X

DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII

MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, [as appropriate,] if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or [substantially all] a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. [Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.] Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exhange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers [substantially] all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

FORM OF

MANAGEMENT CONTRACT

between

FIDELITY FIXED-INCOME TRUST:

SPARTAN GOVERNMENT INCOME FUND

and

FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT [made] AMENDED and RESTATED as of this [1st] ______ day of [November, 1989] __________ 2001, by and between Fidelity Fixed-Income Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan Government Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 1, 1989, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ________________.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of [0.65%] 0.60% of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) [determined as of the close of business each day] throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until [May 31, 1990] June 30, 2001 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent, [such consent on the part of the fund to be authorized by vote of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

TO BE UPDATED

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR(c)
Taxable Money Market(d)
Cash Reserves	11/30/99	$ 34,821.6	0.18%
U.S. Government Reserves	11/30/99	1,502.6	0.17
VIP: Money Market	12/31/99	1,771.0	0.18
Select Money Market	2/29/00	1,046.1	0.18
Domestic Portfolio(x)
 Class I	3/31/00	3,188.0	0.20
 Class II	3/31/00	324.3	0.20
 Class III	3/31/00	831.6	0.20
Government Portfolio(x)
 Class I	3/31/00	5,216.5	0.20
 Class II	3/31/00	465.3	0.20
Money Market Portfolio(x)
 Class I	3/31/00	14,377.8	0.20
 Class II	3/31/00	152.4	0.20
 Class III	3/31/00	648.8	0.20
 Class III	3/31/00	949.7	0.20
Treasury Portfolio(x)
 Class I	3/31/00	4,322.8	0.20
 Class II	3/31/00	378.6	0.20
 Class III	3/31/00	3,029.9	0.20
Treasury Only Portfolio(x)
 Class I	3/31/00	1,095.1	0.20
 Class II	3/31/00	45.9	0.20
 Class III	3/31/00	98.4	0.20
Spartan Money Market	4/30/00	9,517.9	0.45
Spartan U.S. Government Money Market	4/30/00	831.9	0.45
Spartan U.S. Treasury Money Market	4/30/00	2,061.8	0.45
The North Carolina Capital Management Trust:
 Cash Portfolio	6/30/00	2,906.9	0.31(e)
Daily Income Trust	8/31/00	2,734.6	0.31
Retirement Government Money Market	8/31/00	3,860.7	0.42
Retirement Money Market	8/31/00	9,240.9	0.42
Prime(x)
 Daily Money Class	10/31/00	4,611.3	0.25
 Capital Reserves Class	10/31/00	3,789.6	0.25
Treasury(x)
 Daily Money Class	10/31/00	1,309.6	0.25
 Capital Reserves Class	10/31/00	1,022.3	0.25
 Advisor B Class	10/31/00	122.6	0.25
 Advisor C Class	10/31/00	63.0	0.25

(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Manangement Inc., with respect to each fund.

(e) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor is 0.17%.

EXHIBIT 4

TO BE UPDATED

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Growth
Advisor Dividend Growth:(g)(h)
Class A	11/30/99	$ 23.1	0.58%
Class T	11/30/99	172.6	0.58
Class B	11/30/99	145.7	0.58
Class C	11/30/99	79.3	0.58
Institutional Class	11/30/99	24.1	0.58
Advisor Equity Growth:(g)(h)
Class A	11/30/99	236.8	0.58
Class T	11/30/99	6,598.6	0.58
Class B	11/30/99	789.5	0.58
Class C	11/30/99	221.9	0.58
Institutional Class	11/30/99	1,262.1	0.58
Advisor Growth Opportunities:(g)(h)
Class A	11/30/99	526.9	0.43
Class T	11/30/99	25,620.7	0.43
Class B	11/30/99	1,976.6	0.43
Class C	11/30/99	537.7	0.43
Institutional Class	11/30/99	635.8	0.43
Advisor Large Cap:(g)(h)
Class A	11/30/99	11.8	0.58
Class T	11/30/99	172.1	0.58
Class B	11/30/99	72.7	0.58
Class C	11/30/99	15.8	0.58
Institutional Class	11/30/99	12.1	0.58
Advisor Mid Cap:(g)(h)
Class A	11/30/99	17.0	0.58
Class T	11/30/99	424.8	0.58
Class B	11/30/99	93.4	0.58
Class C	11/30/99	22.2	0.58
Institutional Class	11/30/99	42.9	0.58
Advisor Retirement Growth:(g)(h)(x)
Class A	11/30/99	1.8	0.58
Class T	11/30/99	10.8	0.58
Class B	11/30/99	6.0	0.58
Class C	11/30/99	3.5	0.58
Institutional Class	11/30/99	0.5	0.58
Advisor Small Cap:(g)(h)
Class A	11/30/99	33.4	0.73
Class T	11/30/99	231.8	0.73
Class B	11/30/99	95.2	0.73
Class C	11/30/99	77.2	0.73
Institutional Class	11/30/99	43.0	0.73
Advisor TechnoQuant Growth: (g)(h)
Class A	11/30/99	$ 3.2	0.58%
Class T	11/30/99	15.1	0.58
Class B	11/30/99	12.0	0.58
Class C	11/30/99	0.9	0.58
Institutional Class	11/30/99	1.1	0.58
Advisor Value Strategies:(g)(h)
Class A	11/30/99	5.0	0.35
Class T	11/30/99	420.3	0.35
Class B	11/30/99	94.0	0.35
Initial Class	11/30/99	18.7	0.35
Institutional Class	11/30/99	5.1	0.35
Aggressive Growth(g)(h)	11/30/99	5,619.2	0.72
Growth Company(g)(h)	11/30/99	13,628.6	0.51
New Millennium(g)(h)	11/30/99	2,232.6	0.74
Retirement Growth(g)(h)	11/30/99	5,370.5	0.43
Contrafund(g)(h)	12/31/99	41,975.2	0.45
Trend(g)(h)	12/31/99	1,274.3	0.37
Variable Insurance Products:
Growth(h)
Initial Class	12/31/99	13,569.8	0.58
Service Class	12/31/99	408.0	0.58
Overseas(f)(h)
Initial Class	12/31/99	2,157.5	0.73
Service Class	12/31/99	66.8	0.73
Variable Insurance Products II:
Contrafund(g)(h)
Initial Class	12/31/99	7,517.9	0.58
Service Class	12/31/99	356.3	0.58
Variable Insurance Products III:
Growth Opportunities(g)(h)
Initial Class	12/31/99	1,604.2	0.58
Service Class	12/31/99	244.4	0.58
Mid Cap(g)(h)
Initial Class	12/31/99	0.7	0.57
Service Class	12/31/99	3.9	0.57
Select Portfolios:
Air Transportation(g)(h)	2/29/00	55.8	0.58
Automotive(g)(h)	2/29/00	23.2	0.57
Banking(g)(h)	2/29/00	701.0	0.58
Biotechnology(g)(h)	2/29/00	1,298.4	0.59
Brokerage and Investment Management(g)(h)	2/29/00	476.6	0.58
Business Services and Outsourcing(g)(h)	2/29/00	64.4	0.58
Chemicals(g)(h)	2/29/00	38.6	0.58
Computers(g)(h)	2/29/00	2,400.1	0.58
Construction and Housing(g)(h)	2/29/00	16.4	0.58
Consumer Industries(g)(h)	2/29/00	74.6	0.58
Cyclical Industries(g)(h)	2/29/00	6.5	0.15(z)
Select Portfolios: continued
Defense and Aerospace(g)(h)	2/29/00	$ 35.0	0.58%
Developing Communications(g)(h)	2/29/00	1,411.6	0.58
Electronics(g)(h)	2/29/00	4,649.2	0.58
Energy(g)(h)	2/29/00	207.4	0.58
Energy Service(g)(h)	2/29/00	685.1	0.58
Environmental Services(g)(h)	2/29/00	16.0	0.58
Financial Services(g)(h)	2/29/00	513.7	0.58
Food and Agriculture(g)(h)	2/29/00	151.1	0.58
Gold(g)(h)	2/29/00	190.2	0.58
Health Care(g)(h)	2/29/00	2,796.5	0.58
Home Finance(g)(h)	2/29/00	503.1	0.58
Industrial Equipment(g)(h)	2/29/00	35.3	0.58
Industrial Materials(g)(h)	2/29/00	22.6	0.59
Insurance(g)(h)	2/29/00	63.5	0.58
Leisure(g)(h)	2/29/00	401.0	0.58
Medical Delivery(g)(h)	2/29/00	63.3	0.58
Medical Equipment and Systems(g)(h)	2/29/00	39.4	0.58
Multimedia(g)(h)	2/29/00	211.4	0.58
Natural Gas(g)(h)	2/29/00	58.5	0.58
Natural Resources(g)(h)	2/29/00	17.0	0.58
Paper and Forest Products (g)(h)	2/29/00	21.2	0.58
Retailing(g)(h)	2/29/00	182.3	0.57
Software and Computer Services(g)(h)	2/29/00	881.6	0.58
Technology(g)(h)	2/29/00	2,949.5	0.59
Telecommunications(g)(h)	2/29/00	1,171.1	0.58
Transportation(g)(h)	2/29/00	20.9	0.58
Utilities Growth(g)(h)	2/29/00	600.1	0.58
Magellan(g)(h)	3/31/00	97,656.1	0.57
Large Cap Stock(g)(h)	4/30/00	907.3	0.62
Mid Cap Stock(g)(h)	4/30/00	2,334.8	0.61
Small Cap Retirement(e)(g)(h)	4/30/01	1.1	0.67(i)(z)
Small Cap Stock(g)(h)	4/30/00	639.6	0.86
Contrafund II(g)(h)	6/30/00	1,224.7	0.65
Fidelity Fifty(g)(h)	6/30/00	558.3	0.58
Advisor Focus Funds:(h)
Consumer Industries:(g)(x)
Class A	7/31/00	3.4	0.58
Class T	7/31/00	15.9	0.58
Class B	7/31/00	9.5	0.58
Class C	7/31/00	2.8	0.58
Institutional Class	7/31/00	4.1	0.58
Cyclical Industries:(g)(x)
Class A	7/31/00	1.0	0.58
Class T	7/31/00	3.4	0.58
Class B	7/31/00	1.9	0.58
Class C	7/31/00	0.9	0.58
Institutional Class	7/31/00	2.4	0.58
Advisor Focus Funds:(h) continued
Financial Services:(g)
Class A	7/31/00	$ 33.2	0.58%
Class T	7/31/00	137.5	0.58
Class B	7/31/00	109.7	0.58
Class C	7/31/00	51.5	0.58
Institutional Class	7/31/00	10.3	0.58
Health Care:(g)
Class A	7/31/00	81.3	0.58
Class T	7/31/00	280.0	0.58
Class B	7/31/00	281.5	0.58
Class C	7/31/00	138.8	0.58
Institutional Class	7/31/00	34.1	0.58
Natural Resources:(g)
Class A	7/31/00	8.4	0.58
Class T	7/31/00	268.4	0.58
Class B	7/31/00	49.3	0.58
Class C	7/31/00	11.3	0.58
Institutional Class	7/31/00	3.6	0.58
Technology:(g)
Class A	7/31/00	262.0	0.58
Class T	7/31/00	895.1	0.58
Class B	7/31/00	914.4	0.58
Class C	7/31/00	300.5	0.58
Institutional Class	7/31/00	58.7	0.58
Utilities Growth:(g)
Class A	7/31/00	37.5	0.58
Class T	7/31/00	144.1	0.58
Class B	7/31/00	155.3	0.58
Class C	7/31/00	65.9	0.58
Institutional Class	7/31/00	13.7	0.58
Blue Chip Growth(g)(h)	7/31/00	27,139.5	0.64
Dividend Growth(g)(h)	7/31/00	11,663.1	0.54
Low-Priced Stock(g)(h)	7/31/00	6,505.6	0.53
OTC Portfolio(g)(h)	7/31/00	11,602.6	0.53
Export and Multinational Fund(g)(h)	8/31/00	487.9	0.58
Destiny I:(g)(h)
Class O	9/30/00	6,665.6	0.25
Class N	9/30/00	1.3	0.25
Destiny II:(g)(h)
Class O	9/30/00	6,071.6	0.55
Class N	9/30/00	9.1	0.55
Advisor Diversified International:(f)(h)
Class A	10/31/00	$ 16.7	0.72%
Class T	10/31/00	101.7	0.72
Class B	10/31/00	31.7	0.72
Class C	10/31/00	25.7	0.72
Institutional Class	10/31/00	13.2	0.72
Advisor Emerging Asia:(f)(h)
Class A	10/31/00	51.2	0.73
Class T	10/31/00	7.6	0.73
Class B	10/31/00	4.2	0.73
Class C	10/31/00	2.5	0.73
Institutional Class	10/31/00	4.4	0.73
Advisor Europe Capital Appreciation:(f)(h)(x)
Class A	10/31/00	3.7	0.72
Class T	10/31/00	14.8	0.72
Class B	10/31/00	7.1	0.72
Class C	10/31/00	6.3	0.72
Institutional Class	10/31/00	1.2	0.72
Advisor Global Equity:(f)(h)(x)
Class A	10/31/00	3.9	0.73
Class T	10/31/00	5.6	0.73
Class B	10/31/00	4.1	0.73
Class C	10/31/00	4.3	0.73
Institutional Class	10/31/00	1.3	0.73
Advisor International Capital Appreciation:(f)(h)
Class A	10/31/00	13.7	0.72
Class T	10/31/00	145.5	0.72
Class B	10/31/00	43.6	0.72
Class C	10/31/00	35.4	0.72
Institutional Class	10/31/00	11.2	0.72
Advisor Japan:(f)(h)
Class A	10/31/00	18.6	0.73
Class T	10/31/00	44.7	0.73
Class B	10/31/00	38.5	0.73
Class C	10/31/00	36.8	0.73
Institutional Class	10/31/00	4.1	0.73
Advisor Korea:(f)(h)(x)
Class A	10/31/00	21.3	0.83(d)
Class T	10/31/00	0.2	0.83(d)
Class B	10/31/00	0.1	0.83(d)
Class C	10/31/00	0.1	0.83(d)
Institutional Class	10/31/00	0.5	0.83(d)
Advisor Latin America:(f)(h)(x)
Class A	10/31/00	$ 1.0	0.72%
Class T	10/31/00	2.1	0.72
Class B	10/31/00	1.8	0.72
Class C	10/31/00	1.2	0.72
Institutional Class	10/31/00	0.6	0.72
Advisor Overseas:(f)(h)
Class A	10/31/00	38.2	0.84
Class T	10/31/00	1,753.1	0.84
Class B	10/31/00	122.7	0.84
Class C	10/31/00	61.7	0.84
Institutional Class	10/31/00	103.6	0.84
Aggressive International(f)(h)	10/31/00	679.3	0.85
Canada(f)(h)	10/31/00	92.8	0.59
Capital Appreciation(g)(h)	10/31/00	3,543.7	0.63
Disciplined Equity(g)(h)	10/31/00	3,954.5	0.58
Diversified International (f)(h)	10/31/00	5,596.1	0.82
Emerging Markets(f)(h)	10/31/00	477.9	0.73
Europe(f)(h)	10/31/00	1,510.7	0.73
Europe Capital Appreciation(f)(h)	10/31/00	760.3	0.74
China Region(f)(h)	10/31/00	234.2	0.73
Japan(f)(h)	10/31/00	910.9	0.83
Japan Small Companies(f)(h)	10/31/00	1,261.6	0.73
Latin America(f)(h)	10/31/00	363.6	0.73
Nordic(f)(h)	10/31/00	215.2	0.72
Overseas(f)(h)	10/31/00	5,330.4	0.87
Pacific Basin(f)(h)	10/31/00	758.6	0.83
Small Cap Selector(g)(h)	10/31/00	654.3	0.52
Southeast Asia(f)(h)	10/31/00	440.7	0.88
Stock Selector(g)(h)	10/31/00	1,684.5	0.38
Tax Managed Stock(g)(h)	10/31/00	87.7	0.57
TechnoQuant Growth(g)(h)	10/31/00	66.2	0.55
Value(g)(h)	10/31/00	3,718.1	0.25
Worldwide(f)(h)	10/31/00	1,072.9	0.73

(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA) with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.

(h) As of January 1, 2001, FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

(i) Based on estimated expenses.

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY FIXED-INCOME TRUST: FIDELITY HIGH INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Fixed-Income Trust: Fidelity High Income Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on May 16, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316146406/fund# 455

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the 14 nominees specified below as Trustees: (01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, (13) Robert C. Pozen, and (14) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 4.
5. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 5.

SPH-PXC-0301	cusip# 316146406/fund# 455

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY FIXED-INCOME TRUST: FIDELITY INVESTMENT GRADE BOND FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Fixed-Income Trust: Fidelity Investment Grade Bond Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on May 16, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316146109/fund# 026

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the 14 nominees specified below as Trustees: (01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, (13) Robert C. Pozen, and (14) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 4.
5. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 5.

IGB-PXC-0301	cusip# 316146109/fund# 026

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY FIXED-INCOME TRUST: FIDELITY SHORT-TERM BOND FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Fixed-Income Trust: Fidelity Short-Term Bond Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on May 16, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316146208/fund# 450

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the 14 nominees specified below as Trustees: (01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, (13) Robert C. Pozen, and (14) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 4.
5. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 5.

STP-PXC-0301	cusip# 316146208/fund# 450

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing.(downtriangle)

FIDELITY FIXED-INCOME TRUST: SPARTAN GOVERNMENT INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Fixed-Income Trust: Spartan Government Income Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on May 16, 2001 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316146307/fund# 453

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the 14 nominees specified below as Trustees: (01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, (13) Robert C. Pozen, and (14) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
	FOR	AGAINST	ABSTAIN
4. To approve an amended management contract for the fund.	(_)	(_)	(_) 4.
5. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 5.
6. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 6.

SPG-PXC-0301	cusip# 316146307/fund# 453